UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 27, 2014

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

333-153381
(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

601 N. Parkcenter Drive, Suite 103
Santa Ana, California 92705
(Address of principal executive offices)

(714) 462-4880
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2014, BioCorRx, Inc., a Nevada corporation (the “Company”), entered into a consulting agreement (the “Consulting Agreement”) with BioWyze, Inc. (the “Consultant”), pursuant to which the Consultant has agreed to provide general business consulting and assist in other business development efforts commencing on September 8, 2014. In consideration for the Consultant’s services, the Company has agreed to pay to the Consultant $17,500 a month, following the effective date of the Consulting Agreement of September 8, 2014.

The above description of the material terms of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01 Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 10.1	BioWyze Consulting Agreement, dated September 8, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: August 27, 2014	By:	/s/ Lourdes Felix
Lourdes Felix Chief Financial Officer and Director

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